FIRST AMENDMENT TO CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 1, 1995 (the "Amendment"), among FRDK, INC., a New York corporation (the "Borrower"), MOORE CORPORATION LIMITED, an Ontario corporation (the "Guarantor"), the various commercial banks as are parties hereto (collectively, the "Lenders"), and THE BANK OF NOVA SCOTIA, as agent (the "Agent") for the lenders.

                              W I T N E S S E T H

                  WHEREAS, the Borrower, the Guarantor, certain of the Lenders and the Agent have heretofore entered into a certain Credit Agreement, dated as of August 10, 1995 (the "Credit Agreement");

                  WHEREAS, Citibank, N.A., Credit Suisse and Royal Bank of Canada (collectively, the "Co-Agents") desire to become party to the Credit Agreement as "Co-Agents" thereunder;

                  WHEREAS, Citibank, N.A., Credit Suisse, Royal Bank of Canada, Deutsche Bank AG, The Industrial Bank of Japan, Limited, Nationsbank of Georgia, N.A., Wachovia Bank of Georgia, N.A., Bank of Montreal, Banque Paribas, Commerzbank AG, Isittuto Bancario San Paolo Di Torino, SPA, LTCB Trust Company and Mellon Bank, N.A. (collectively, the "New Lenders") desire to become party to the Credit Agreement as "Lenders" thereunder; and

                  WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent now desire to amend the Credit Agreement to allow the New Lenders to become party thereto, as hereinafter provided;

                  NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.


                                   ARTICLE II

                                   AMENDMENTS

                  Subject to this  Amendment  becoming  effective as provided in
Section 3.3, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  SECTION 2.1. New Lenders. Each of the New Lenders shall be deemed to be a "Lender" under and for all purposes of the Credit Agreement and each reference therein to "Lender" or "Lenders" shall be deemed to include the New Lenders.

                  SECTION 2.2. Amendments to Article I. Article I of the Credit Agreement is hereby amended as follows:

                  (a)  by  inserting  the  following  new   definitions  in  the
        appropriate alphabetical order:

                           "'Amendment  No.  1' means  the  First  Amendment  to
                  Credit Agreement, dated as of September 1, 1995, among the Borrower, the Guarantor, the Lenders, and the Agent."

                           "'Co-Agents' means Citibank,  N.A., Credit Suisse and
                  Royal Bank of Canada. The Co-Agents, in such capacity, have no rights, duties or obligations under the Loan Documents."

                  (b) by amending the definition of "Percentage" in its entirety to read as follows:

                           "'Percentage'  means,  relative  to any  Lender,  the
                  percentage set forth opposite its signature to Amendment No. 1 or set forth in the Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11."

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

                  SECTION 3.1. Ratification of and References to the Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

                  SECTION 3.2. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

                  SECTION 3.3. Execution in Counterparts, Effectiveness, etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf each Obligor and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to each Obligor and each Lender.

                  SECTION 3.4. Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   FRDK, INC.


                                   By:/s/ Stephen A. Holinski
                                      Title: Vice President & Treasurer


                                   By:/s/ Joan Wilson
                                      Title: Vice President & Secretary


                                   Address:  1 First Canadian Place Toronto,
                                             Ontario, Canada M5X 1G5

                                   Facsimile No.: 416-364-3364

                                   Attention: Joan M. Wilson


                                   with copies to:

                                   Chadbourne & Parke  LLP
                                   30 Rockefeller Plaza
                                   New York, New York 10112-0127
                                   Facsimile No.: 212-541-5369
                                   Attention: Dennis J. Friedman

                                   Moore Corporation Limited
                                   1 First Canadian Place
                                   Toronto,  Ontario, Canada
                                   M5X 1G5
                                   Facsimile No.: 416-364-1667
                                   Attention: Shoba Khetrapal

                                   MOORE CORPORATION LIMITED


                                   By:/s/ Shoba Khetrapal
                                      Title: Vice President & Treasurer


                                   By:/s/ Charles Evans
                                      Title: Vice President, Taxation


                                   Address:  1 First  Canadian  Place
                                   Toronto,  Ontario, Canada
                                   M5X 1G5
                                   Facsimile No.: 416-364-1667

                                   Attention: Shoba Khetrapal


                                   with copies to:

                                   Chadbourne & Parke LLP
                                   30 Rockefeller Plaza
                                   New York, New York 10112-0127
                                   Facsimile No.: 212-541-5369
                                   Attention: Dennis J. Friedman

                                   THE BANK OF NOVA SCOTIA,
                                      as Agent


                                   By:/s/ A.S. Norsworthy
                                      Title: Assistant Agent


                                   Address:  600 Peachtree Street, N.E.
                                             Suite 2700
                                             Atlanta,  Georgia 30308

                                   Facsimile No.: 404-888-8998

                                   Attention: Amanda Norsworthy


                                   with copies to:

                                   The Bank of Nova Scotia
                                   16/F 44 King Street West
                                   Toronto,  Ontario M5H 1H1
                                   Facsimile No.: 416-866-2009
                                   Attention: Vice President,
                                                Corporate Banking
                                                Toronto

                                   The Bank of Nova Scotia, Chicago
                                    Representative Office
                                   Suite 3700
                                   181 West Madison Street
                                   Chicago, Illinois 60602
                                   Facsimile No.:  312-201-4108
                                   Attention:  Vice-President

                                   CITIBANK, N.A., as Co-Agent


                                   By:/s/ Marjorie Futornick
                                      Title: Vice President


                                   Address:  One Court Square
                                             7th Floor/Zone 4
                                             Long Island City, NY 11120

                                   Facsimile No.: (718) 248-7458

                                   Attention: Carolyn Bodmer


                                   CREDIT SUISSE, acting through
                                     its New York Branch, as Co-Agent


                                   By:/s/ Matthew Bauer
                                      Title: Member of Senior Management


                                   By:/s/ Jennifer Segrove
                                      Title: Associate


                                   Address:  12 East 49th Street
                                   New York, New York 10017

                                   Facsimile No.: (212) 238-5425

                                   Attention: Jennifer Segrove

                                   ROYAL BANK OF CANADA, as Co-Agent


                                   By:/s/ Preston D. Jones
                                      Title: Senior Manager


                                   Address:  One Financial Square
                                             New York, New York 10005

                                   Facsimile No.: (212) 428-2372

                                   Attention: Manager Loans Admin.


                                   with copy to:

                                          One North Franklin Street
                                          Suite 700
                                          Chicago, Illinois 60606
                                          Facsimile No: 312-551-0805
                                          Attention: Preston Jones

PERCENTAGE                                   LENDERS

11.8181818%                        THE BANK OF NOVA SCOTIA


                                   By:/s/ A.S. Norsworthy
                                      Title: Assistant Agent


                                   Domestic
                                   Office:   600 Peachtree Street, N.E.
                                             Suite 2700
                                             Atlanta, Georgia 30308

                                   Facsimile No.: 404-888-8998

                                     Attention: Amanda Norsworthy


                                     with copies to:

                                     The Bank of Nova Scotia
                                     16/F 44 King Street West
                                     Toronto, Ontario M5H 1H1
                                     Facsimile No.:  416-866-2009
                                     Attention:  Vice President,
                                                 Corporate Banking
                                                 Toronto

                                     The Bank of Nova Scotia, Chicago
                                      Representative Office
                                     Suite 3700
                                     181 West Madison Street
                                     Chicago, Illinois 60602
                                     Facsimile No.:  312-201-4108
                                     Attention:  Vice-President

                                     LIBOR
                                     Office: 600 Peachtree Street, N.E.
                                             Suite 2700
                                             Atlanta, Georgia 30308

                                     Facsimile No.:  404-888-8998

                                     Attention:  Amanda Norsworthy
                                   with copies to:

                                      The Bank of Nova Scotia
                                      16/F 44 King Street West
                                      Toronto, Ontario M5H 1H1
                                      Facsimile No.:  416-866-2009
                                      Attention: Vice President,
                                                 Corporate Banking
                                                 Toronto

                                      The Bank of Nova Scotia, Chicago
                                          Representative Office
                                      Suite 3700
                                      181 West Madison Street
                                      Chicago, Illinois 60602
                                      Facsimile No.:  312-201-4108
                                      Attention:  Vice-President

10.0000000%                        CITIBANK, N.A.


                                   By:/s/ Marjorie Futornick
                                      Title: Vice President


                                   Domestic
                                   Office: One Court Square
                                           7th Floor/Zone 4
                                           Long Island City, NY 11120

                                   Facsimile No.: 718-248-7485

                                   Attention: Carolyn Bodmer


                                   LIBOR
                                   Office:   One Court Square
                                             7th floor/Zone 4
                                             Long Island City, NY 11120

                                   Facsimile No.: 404-248-7485

                                   Attention: Carolyn Bodmer

                                   CREDIT SUISSE, acting through
10.0000000%                          its New York Branch


                                   By:/s/ Matthew Bauer
                                      Title: Member of Senior Management


                                   By:/s/ Jennifer Segrove
                                      Title: Associate

                                   Domestic
                                   Office:   12 East 49th Street
                                             New York, New York 10017

                                   Facsimile No.: (212) 238-5425

                                   Attention: Jennifer Segrove


                                   LIBOR
                                   Office:   12 East 49th Street
                                             New York, New York  10017

                                   Facsimile No.: (212) 238-5425

                                   Attention: Jennifer Segrove

10.0000000%                        ROYAL BANK OF CANADA


                                   By:/s/ Preston D. Jones
                                      Title:


                                   Domestic
                                   Office:   One Financial Square
                                             New York, New York 10005

                                   Facsimile No.: (212) 428-2372

                                   Attention: Manager Loans Admin.


                                   with copy to:

                                            One North Franklin Street
                                            Suite 700
                                            Chicago, Illinois, 60606
                                            Facsimile No.: 312-551-0805
                                            Attention: Preston Jones

                                   LIBOR
                                   Office:   One Financial Square
                                             New York, New York  10005

                                   Facsimile No.: (212) 428-2372

                                   Attention: Manager Loans Admin.


                                   with copy to:

                                            One North Franklin Street
                                            Suite 700
                                            Chicago, Illinois, 60606
                                            Facsimile No.: 312-551-0805
                                            Attention: Preston Jones

                                   DEUTSCHE BANK AS NEW YORK AND/OR
7.7272727%                           CAYMAN ISLANDS BRANCHES


                                   By:/s/ Christopher S. Hall
                                      Title: Vice President


                                   By:/s/ Ross A. Howard
                                      Title: Vice President


                                   Domestic
                                   Office:   31 West 52nd Street
                                             New York, New York 10019

                                   Facsimile No.: (212) 469-8212

                                   Attention: Robert M. Wood


                                   LIBOR
                                   Office:   31 West 52nd Street
                                             New York, New York  10019

                                   Facsimile No.: (212) 469-8212

                                   Attention: Robert M. Wood

                                   THE INDUSTRIAL BANK OF JAPAN,
7.7272727%                           LIMITED, CHICAGO BRANCH


                                   By:/s/ Hiroaki Nakamura
                                      Title: Joint General Manager

                                   Domestic
                                   Office:   227 West Monroe Street
                                             Suite 2600
                                             Chicago, Illinois  60606

                                   Facsimile No.: (312) 855-8200

                                   Attention: Dennis Doheny

                                   with a copy to:

                                        The Industrial Bank
                                          of Japan (Canada)
                                        Box 29, Suite 1102
                                        100 Younge Street
                                        Toronto, Ontario, Canada
                                        M5C 2W1
                                        Attention:  Campbell McLeigh
                                        Facsimile No.:  416-367-3452

                                   LIBOR
                                   Office:   227 West Monroe Street
                                             Suite 2600
                                             Chicago, Illinois  60606

                                   Facsimile No.: (312) 855-8200

                                   Attention: Dennis Doheny

                                   with copy to:

                                        The Industrial Bank
                                          of Japan (Canada)
                                        Box 29, Suite 1102
                                        100 Younge Street
                                        Toronto, Ontario, Canada
                                        M5C 2W1
                                        Attention:  Campbell McLeigh
                                        Facsimile No.:  416-367-3452

7.7272727%                         NATIONSBANK OR GEORGIA, N.A.


                                   By:/s/ Kelly C. Cannon
                                      Title: Vice President

                                   Domestic
                                   Office:   101 N. Tryon Street
                                             Charlotte, North Carolina 28255

                                   Facsimile No.: (704) 386-8694

                                   Attention: Edward Harmon

                                   LIBOR
                                   Office:   101 N. Tryon Street
                                             Charlotte, North Carolina 28255

                                   Facsimile No.: (704) 386-8694

                                   Attention: Edward Harmon

                                   Other
                                   Notices:  600 Peachtree Street, N.E.
                                             22nd Floor
                                             Atlanta, GA  30308

                                   Facsimile No.: (404) 607-6423

                                   Attention: Kelly C. Cannon

7.7272727%                         WACHOVIA BANK OF GEORGIA, N.A.


                                   By:/s/ Doug L. Williams
                                      Title: Senior Vice President & Group
                                              Executive

                                   Domestic
                                   Office:   191 Peachtree Street, N.E.
                                             Atlanta, Georgia  30303

                                   Facsimile No.: (404) 332-6898

                                   Attention: Shawne R. Bailey

                                   LIBOR
                                   Office:   191 Peachtree Street, N.E.
                                             Atlanta, Georgia  30303

                                   Facsimile No.: (404) 332-6898

                                   Attention: Shawne R. Bailey

4.5454545%                         BANK OF MONTREAL


                                   By:/s/ S.S. Rajpal
                                      Title: Managing Director


                                   By:
                                      Title:


                                   Domestic
                                   Office:   115 South La Salle Street
                                             Chicago, Illinois 60603

                                   Facsimile No.: (312) 750-4312

                                   Attention: Farid Ali


                                   LIBOR
                                   Office:   115 South La Salle Street
                                             Chicago, Illinois 60603

                                   Facsimile No.: (312) 750-4312

                                   Attention: Farid Ali

4.5454545%                         BANQUE PARIBAS


                                   By:/s/ Ann C. Pifer
                                      Title: Vice President


                                   By:/s/ Matthew J. Cooleen
                                      Title: Vice President


                                   Domestic
                                   Office:   787 Seventh Avenue
                                             New York, New York  10019

                                   Facsimile No.: (212) 841-2217

                                   Attention: Dick O'Leary


                                   LIBOR
                                   Office:   787 Seventh Avenue
                                             New York, New York  10019

                                   Facsimile No.: (212) 841-2217

                                   Attention: Dick O'Leary

4.5454545%                         COMMERZBANK AG NEW YORK BRANCH


                                   By:/s/ James F. Ahern
                                      Title: Vice President

                                   By:/s/ Sean M. Harrigan
                                      Title: Senior Vice President


                                   Domestic
                                   Office:   2 World Financial Center
                                             New York, New York 10281-1050

                                   Facsimile No.: (212) 266-7235

                                   Attention: Chris Scaffidi


                                   LIBOR
                                   Office:   2 World Financial Center
                                             New York, New York 10281-1050

                                   Facsimile No.: (212) 266-7235

                                   Attention: Chris Scaffidi

                                   INSTITUTO BANCARIO SAN PAOLO
4.5454545%                           DI TORINO, SPA


                                   By:/s/ William J. DeAngelo
                                      Title: First Vice President

                                   By:/s/ James Girolamo
                                      Title: Vice President


                                   Domestic
                                   Office:   245 Park Avenue
                                             New York, New York  10167

                                   Facsimile No.: (212) 599-5303

                                   Attention: Jerry Suarez


                                   LIBOR
                                   Office:   245 Park Avenue
                                             New York, New York  10167

                                   Facsimile No.: (212) 599-5303

                                   Attention: Jerry Suarez

4.5454545%                         LTCB TRUST COMPANY


                                   By:/s/ Rene LeBlanc
                                      Title: Senior Vice President


                                   Domestic
                                   Office:   165 Broadway
                                             New York, New York  10006

                                   Facsimile No.: (212) 608-3081

                                   Attention: Winston Brown


                                   LIBOR
                                   Office:   165 Broadway
                                             New York, New York  10006

                                   Facsimile No.: (212) 608-3081

                                   Attention: Winston Brown

4.5454545%                         MELLON BANK, N.A.


                                   By:/s/ William R. Browne
                                      Title: Vice President


                                   Domestic
                                   Office:   3 Mellon Bank Centre
                                             Pittsburgh, PA  15259

                                   Facsimile No.: (412) 234-5049

                                   Attention: Samford Richards


                                   LIBOR
                                   Office:   3 Mellon Bank Centre
                                             Pittsburgh, PA  15259

                                   Facsimile No.: (412) 234-5049

                                   Attention: Samford Richards